                              SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT
                            Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: November 17, 1999
(Date of earliest event reported)

                       Residential Funding Mortgage Securities II, Inc.
                    (Exact name of registrant as specified in its charter)

DELAWARE                     333-77561                    41-1808858
(State or Other Juris-      (Commission             (I.R.S. Employer
diction of Incorporation)  File Number)          Identification No.)

 8400 NORMANDALE LAKE BLVD., SUITE 600, MINNEAPOLIS, MINNESOTA           55437
      (Address of Principal Executive Office)                         (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:(612) 832-7000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (A)    FINANCIAL STATEMENTS.

               Not applicable.

        (B)    PRO FORMA FINANCIAL INFORMATION.

               Not applicable.

        (C)    EXHIBITS

EXHIBIT NO.                DESCRIPTION

           25.1 Statement of Eligibility of The Chase Manhattan Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES II, INC.

                                                   BY:
                                                   Name:  Lisa Lundsten
                                                   Title: Vice President

Dated: November 22, 1999

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES II, INC.

                                                   BY:  /S/LISA LUNDSTEN

                                                   Name:  Lisa Lundsten
                                                   Title: Vice President

Dated: November 22, 1999

                                  EXHIBIT INDEX

Exhibit

 NUMBER               DESCRIPTION

25.1 Statement of Eligibility of The Chase Manhattan Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee

                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF

                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                    ----------------------------------------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                          13-4994650
(State of incorporation                     (I.R.S. employer
if not a national bank)                  identification No.)

270 PARK AVENUE

NEW YORK, NEW YORK                                      10017
(Address of principal executive offices)              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue

                            New York, New York 10017
                               Tel: (212) 270-2611

            (Name, address and telephone number of agent for service)

                  ---------------------------------------------

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                  41-1808858
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                   identification No.)

8400 NORMANDALE LAKE BOULEVARD

MINNEAPOLIS, MN                                                     55437
 (Address of principal executive offices)                      (Zip Code)

                ----------------------------------------------------------








                                          GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

           New York State Banking Department, Suite 2310, 5 Empire State Plaza, Albany, New York 12223.

           Board of Governors of the Federal Reserve System, 20th and C Street NW, Washington, D.C., 20551.

           Federal Reserve Bank of New York, District No. 2, 33 Liberty Street,
               New York,  N.Y. 10045.

           Federal Deposit Insurance Corporation, 550 Seventeenth Street NW Washington, D.C., 20429.

        (b)Whether it is authorized to exercise corporate trust powers.

           Yes.

Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                         SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 10th day of November, 1999.

                            THE CHASE MANHATTAN BANK

                                 BY  /S/ MARK MCDERMOTT

                                     Mark McDermott

                                     Trust Officer

                                      Exhibit 7 to Form T-1

                                        Bank Call Notice

                                     RESERVE DISTRICT NO. 2
                               CONSOLIDATED REPORT OF CONDITION OF

                                    The Chase Manhattan Bank
                          of 270 Park Avenue, New York, New York 10017

                             and Foreign and Domestic Subsidiaries,
                             a member of the Federal Reserve System,

                           at the close of business June 30, 1999, in accordance
                 with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          DOLLAR AMOUNTS

                  ASSETS                                           IN MILLIONS

Cash and balances due from depository institutions:
    Noninterest-bearing balances and

    currency and coin ................................................$  13,119
    Interest-bearing balances ............................................6,761

Securities:  ..................................................................
Held to maturity securities.................................................892
Available for sale securities....................................... ....42,965

Federal funds sold and securities purchased under

    agreements to resell ................................................32,277
Loans and lease financing receivables:

    Loans and leases, net of unearned income    $130,602
    Less: Allowance for loan and lease losses      2,551
    LESS: ALLOCATED TRANSFER RISK RESERVE .......      0
                                             -----------
    Loans and leases, net of unearned income,
    allowance, and reserve .............................................128,051
Trading Assets ..........................................................41,426
Premises and fixed assets (including capitalized

    leases)................................................. .............3,190
Other real estate owned .....................................................28
Investments in unconsolidated subsidiaries and

    associated companies.....................................  .............182
Customers' liability to this bank on acceptances

    outstanding ............................................................901
Intangible assets ........................................................2,010
OTHER ASSETS ........................................................... 14,567
TOTAL ASSETS ..........................................................$286,369
                                                                        =======

                                           LIABILITIES

Deposits

    In domestic offices ...............................................$101,979
    Noninterest-bearing ..................................... $42,241
    INTEREST-BEARING ........................................  59,738
    In foreign offices, Edge and Agreement
    subsidiaries and IBF's ..............................................76,395
    Noninterest-bearing ......................................$ 4,645
    Interest-bearing ........................................  71,750

Federal funds purchased and securities sold under agree-

ments to repurchase .....................................................36,604
Demand notes issued to the U.S. Treasury ....................... .........1,001
Trading liabilities .................................................... 30,287

Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):

    With a remaining maturity of one year or less ........... ............3,606
    With a remaining maturity of more than one year .
           through three years...............................................14
       With a remaining maturity of more than three years... ................91

Bank's liability on acceptances executed and outstanding ...................901
Subordinated notes and debentures ................................... ....5,427
Other liabilities .......................................................11,247

TOTAL LIABILITIES ......................................................267,552

                                         EQUITY CAPITAL

Perpetual preferred stock and related surplus ................................0
Common stock .............................................................1,211
Surplus  (exclude all surplus related to preferred stock)................11,016
Undivided profits and capital reserves ...................................7,317

Net unrealized holding gains (losses)

on available-for-sale securities .......................................   (743)
Accumulated net gains (losses) on cash flow hedges........... ................0
Cumulative foreign currency translation adjustments ......... ...............16

TOTAL EQUITY CAPITAL .............................................. .....18,817

TOTAL LIABILITIES AND EQUITY CAPITAL ..................................$286,369

                                                           ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                             JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                             WALTER V. SHIPLEY             )
                             WILLIAM B. HARRISON, JR. )  DIRECTORS
                             FRANK A. BENNACK, JR.      )